[***] Certain identified information has been excluded from this document because it is not material and is the type that the registrant treats as private or confidential. NSTXL OTA CONTRACT #: N00164-19-9-0001 NSTXL PROJECT ORDER #: N00164-23-9-W028 PERFORMER AGREEMENT #: Eclipse_Transphorm_2206

1 Version Date Summary of Changes Original 05/15/2023 Base Agreement Prototype Project: ECLIPSE Project Code: 22-06

2 A PERFORMER AGREEMENT BETWEEN NATIONAL SECURITY TECHNOLOGY ACCELERATOR (NSTXL) 212 S. TRYON STREET SUITE 100 CHARLOTTE, NC 28281-0001 AND Transphorm Inc. 75 Castilian Dr Goleta, CA, 93117 NSTXL OTA CONTRACT #: N00164-19-9-0001 NSTXL PROJECT ORDER #: N00164-23-9-W028 This PERFORMER AGREEMENT (hereinafter the “Agreement” or the “PERFORMER AGREEMENT”) is entered into between the National Security Technology Accelerator, (hereinafter referred to as “NSTXL”) and PERFORMER, (hereinafter referred to as the “PROTOTYPE LEVEL PERFORMER”). Collectively, NSTXL and PROTOTYPE LEVEL PERFORMER may be referred to as the “Parties” or “Party” where an entity is individually identified. This Agreement constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof. PERFORMER AGREEMENT TERM: The term of this Agreement shall be the date of completion established in the Statement of Work and/or Task Description Document (Attachment A). NSTXL and the PROTOTYPE LEVEL PERFORMER may subsequently amend the term of this Agreement upon concurrence by both Parties by written amendment or modification, as prescribed within Article V. AUTHORITY: The United States Government, acting through the Department of the Navy, Naval Surface Warfare Center, Crane Division (“NSWC Crane”) entered into a 10 U.S.C. § 2371b Other Transaction Agreement (“OTA”) with NSTXL to support the Department of Defense (“DoD”) in a program designed to refine strategies, facilitate management planning activities, and implement integrated complimentary solutions that enable broader DoD access to commercial state of the art EMS technologies, advanced trusted microelectronics, radiation hardened and strategic missions hardware. NATIONAL SECURITY TECHNOLOGY ACCELERATOR (NSTXL) PERFORMER: Transphorm Inc. Name: Stephen Figueroa Title: Contracts Manager E-mail: [***] Phone: [***] Name: Primit Parikh Title: COO & President E-mail: pparikh@transphormusa.com Phone: 805.456.1300 ext. 107 (Signature) 5/15/2023 (Date) (Signature) 5/17/2023 (Date)

3 Contents ARTICLE I: SCOPE OF THE AGREEMENT ...................................................................................................................................................... 4 A. Description of Agreement ........................................................................................................................................................... 4 B. Scope of Agreement .................................................................................................................................................................... 4 C. Duration of Agreement ................................................................................................................................................................ 4 D. Execution of Agreement .............................................................................................................................................................. 4 E. Background .................................................................................................................................................................................. 5 F. Definitions .................................................................................................................................................................................... 5 ARTICLE II: AGREEMENT ADMINISTRATION ............................................................................................................................................... 7 A. Roles and Responsibilities ............................................................................................................................................................ 8 B. Project Administration ................................................................................................................................................................. 9 C. Accounting System Requirements ............................................................................................................................................ 10 1. The PROTOTYPE LEVEL PERFORMER affirms and represents that it maintains adequate accounting systems that ....... 10 D. Applicable Laws to this Other Transaction Agreement under 10 U.S.C. § 2371b .................................................................. 11 E. Export Control ............................................................................................................................................................................ 11 F. Security Requirements .............................................................................................................................................................. 11 ARTICLE III: OBLIGATION, PAYMENT, AND ACCOUNTING REQUIREMENTS ........................................................................................... 12 A. Incremental Funding and Limitation of Obligation ................................................................................................................... 12 B. Payment Milestone Schedule .................................................................................................................................................... 12 C. Inspections and Acceptance ...................................................................................................................................................... 13 D. Invoicing and Payment Instructions .......................................................................................................................................... 14 E. Allowable Costs .......................................................................................................................................................................... 15 F. Requirements for Cost Share and Participation (if applicable) ................................................................................................ 15 ARTICLE IV: PHYSICAL AND INTELLECTUAL PROPERTY ............................................................................................................................ 16 A. Government Furnished Property .............................................................................................................................................. 16 B. Performer Acquired Property .................................................................................................................................................... 17 C. Intellectual Property .................................................................................................................................................................. 17 D. Proprietary Information ............................................................................................................................................................. 18 E. Disclosure of Information .......................................................................................................................................................... 18 ARTICLE V: MODIFICATIONS AND TERMINATIONS .................................................................................................................................. 19 A. Modifications and Changes ....................................................................................................................................................... 19 B. Stop Work ................................................................................................................................................................................... 20 C. Force Majeure ............................................................................................................................................................................ 20 D. Project Termination ................................................................................................................................................................... 21 E. Dispute Resolution Procedures ................................................................................................................................................. 21 ARTICLE VI: GENERAL PROVISIONS ........................................................................................................................................................... 23

4 ARTICLE I: SCOPE OF THE AGREEMENT A. Description of Agreement 1. This PERFORMER AGREEMENT is the result of a Prototype Project Order being issued by the Government under Other Transaction Agreement (OTA) No. N00164-19-9-0001, the contract governing the Strategic & Spectrum Missions Advanced Resilient Trusted Systems (S2MARTS) Consortium-Based OTA awarded to NSTXL on February 22, 2019. 2. This PERFORMER AGREEMENT includes the relevant mandatory flow-down terms and conditions of Other Transaction Agreement No. N00164-19-9-0001, as directed by the Government. NSTXL does not have the authority to modify those terms. Failure to comply with the incorporated Government’s terms and conditions may result in a selected Performer being deemed ineligible for an Other Transaction Award, subsequent funding, or a follow-on production contract. 3. Any conditions negotiated for the Prototype Project between the PROTOTYPE LEVEL PERFORMER and the Government will be incorporated within the Project’s Statement of Work (or Task Description Document). B. Scope of Agreement 1. The following attachments as delineated are to be considered part of this Agreement and are incorporated in whole into this Agreement: a. Technical Proposal b. Line Item Structure and Associated Funding Information c. Milestones and Payment Schedule d. Certificate of Completion Template e. Intellectual Property & Patent Rights Terms f. Supplemental Terms & Conditions 2. Except as otherwise dictated, in the event of any inconsistency between the terms of this Agreement and any other document, materials and/or written and/or verbal understanding, the inconsistency shall be resolved by giving precedence in the following order: (1) this Agreement; (2) Attachments or Appendices to this Agreement; (3) the Statement of Work / Task Description Documentation (including but not limited to the NSTXL member entity proposal selected for funding by the Government). C. Duration of Agreement The Period of Performance shall begin upon the Agreement execution date of 15 May 2023, and shall continue through the anticipated Date of Completion of 09 December 2024, or the delivery and acceptance of the last Payable Milestone; whichever occurs first. This Agreement (does or does not include potential optional periods that have not yet been funded. If Options are exercised, the Date of Completion shall be extended according to the period of performance for of those options exercised at time of award. D. Execution of Agreement This Agreement constitutes the entire agreement of the Parties and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions among the Parties, whether oral or written, with respect to the subject matter hereof, but does not supersede the Membership Application and NSTXL’s Principles of Engagement. This Agreement may be revised only by written consent of NSTXL and the PROTOTYPE LEVEL

5 PERFORMER contractual representatives designated in this Agreement or those representatives of PROTOTYPE LEVEL PERFORMER with the authority to legally bind PROTOTYPE LEVEL PERFORMER. E. Background On the 22nd of February 2019, NSTXL entered into an OTA with the Government, OTA No. N00164-19-9-0001. OTA No. N00164-19-9-0001 instructs NSTXL to enter into an agreement with a Consortium Member whose Prototype Project is selected by the Government and subsequently awarded funding for implementation. Prior to submission of a proposal, the PROTOTYPE LEVEL PERFORMER submitted a membership application and acknowledged and agreed to the Principles of Engagement agreement, pursuant to which the PROTOTYPE LEVEL PERFORMER became a member in good standing of NSTXL’s consortium. F. Definitions “Agreements Officer (AO)” means the warranted and named Government contracting officer with authority to enter into, administer, or terminate a Project Order associated with this agreement, and whose concurrence is required before any modifications can be made to this Agreement. “Agreements Officer’s Representative (AOR)” means an individual designated and authorized in writing by the Agreements Officer to perform specific technical or administrative functions on behalf of the Government and in coordination with the Parties of this agreement. “Computer Software” as used in this Agreement means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated or recompiled. Computer software does not include computer data bases or computer software documentation. “Computer Software Documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provides instructions for using the software. “Consortium Member” means the signatories to the NSTXL Principles of Engagement covering NSTXL managed Other Transaction Agreements who are in good standing as a member of the NSTXL consortia. “Controlled Unclassified Information” means any unclassified information that law, regulation, or government-wide policy requires safeguarding and/or dissemination controls upon. “Cost Sharing” means the required minimum one-third cost share contributed by a traditional Defense Contractor to be eligible for a Prototype Award when a Non-traditional Defense Contractor is not participating to a significant extent. “Covered Defense Information” means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Government wide policies, and is (1) marked or otherwise identified in the Project Order, Statement of Work, Task Description Document or Project Deliverable (and applicable documentation) and provided to the Consortium Member(s) by or on behalf of the Government in support of the performance of the Project Order; or (2) collected, developed, received, transmitted, used, or stored by or on behalf of the Consortium Member(s) in support of the performance of the Project Order, Statement of Work, Task Description Document or Project Deliverable.

6 “Data,” means recorded information, regardless of form or method of recording, which includes but is not limited to, technical data, computer software, computer software documentation, and mask works. The term does not include financial, administrative, cost, pricing or management information and does not include inventions. “Date of Completion” is the date on which all work is completed or the date on which the period of performance ends for each specific Project Order. “Development”: means the systematic use, under whatever name, of scientific and technical knowledge in the design, development, test, or evaluation of existing or potential new technology, product or service (or of an improvement in an existing technology, product or service) for the purpose of meeting specific performance requirements or objectives. Development includes the research function of design engineering, prototyping and engineering testing. “Government Furnished Property” means property in the possession of, or directly acquired by, the Government and subsequently furnished to the PROTOTYPE LEVEL PERFORMER for performance of a contract. Government-furnished property includes, but is not limited to, spares and property furnished for repair, maintenance, overhaul, or modification. “Government Technical Representative” means a Government employee charged with oversight of an individual Project Order, and responsible for reporting status and findings to the Agreement Officer’s Representative (AOR). “Invention,” as used in this Agreement, means any innovation or discovery that is or may be patentable or otherwise protectable under title 35 of the United States Code (U.S.C.). “Joint Certification Program” means a United States / Canadian contractor has been granted access to Department of Defense/Department of National Defense unclassified export controlled technical data/critical technology on an equally favorable basis in accordance with DODI 5320.24 “Withholding of Unclassified Technical Data and Technology from Public Disclosure” and Canadian Technical Data Control Regulations. “Milestone” or “Payable Milestone” means a schedule event signifying the completion of a major deliverable or a set of related deliverables. A milestone that has been completed (as determined by the Government AOR) by a Project Order awardee will be approved for payment. This approved payment will represent a predetermined dollar amount in relation to performance of a particular Project Order under this Agreement. “PERFORMER AGREEMENT” or “Agreement” means this agreement between NSTXL and PROTOTYPE LEVEL PERFORMER, whose project proposal has been selected by the Government, in support of the Prototype Project. “Project Order” means the Government document(s) issued to NSTXL reflecting the Government’s decision to fund all or part of a selected proposal submitted in response to a Request for Solutions. The Project Order will identify the Prototype Project, the period of performance, the Statement of Work, Project Deliverable or Task Description Document, and the approved payment terms and conditions. The Project Order formalizes the scope of work and terms and conditions for performance by, and payment to, the Consortium Member as facilitated by NSTXL. “Proposal” means the proposal submitted by a Consortium Member (or Performer) in response to a request issued by the Government for the consideration, negotiation and acceptance between the Government and the Performer leading to a Project Order to be performed by the Consortium Member(s). “Prototype” means a physical or virtual model used to evaluate the technical or manufacturing feasibility or military utility of a technology, process, concept, end item, or system. “Prototype Project” in the context of meeting the Other Transaction Authority is as follows: a prototype project addresses a proof of concept, model, reverse engineering to address obsolescence, pilot, novel application of commercial technologies for defense purposes, agile development activity, creation, design, development,

7 demonstration of technical or operational utility, or combinations of the foregoing. A process, including a business process, may be the subject of a prototype project. “Statement of Work (SOW)” means a Performer submitted and Government accepted technical document which defines the specific activities, deliverables or milestones required to be performed under the Project Order under the conditions of the Performer’s Proposal. “Task Description Document” (TDD) means a performer provided technical document or specification outlining the project tasks to be performed along with schedule milestones and delivery dates required for successful completion. Once selected by the Government as a viable solution, the proposed TDD may be incorporated into the resultant OTA with any mutually agreed upon modifications or changes prior to award. The TDD may be referenced along with or instead of a Government issued Statement of Work. “Technical Data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to agreement administration, such as financial and/or management information. “Unlimited Rights,” means rights to use, modify, reproduce, perform, display, release, or disclose Data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so, for an unlimited time. ARTICLE II: AGREEMENT ADMINISTRATION All matters under this Agreement shall be referred to the following representatives of the Parties: NSTXL AGENT: Megan Steele-Holdaway, Senior Contracts Manager 212 S. Tryon Street, Suite 100 Charlotte, NC 28281-0001 Email: [***] PROTOTYPE LEVEL PERFORMER: Davide Bisi 75 Castilian Dr, Goleta, CA 93117 [***] [***] AGREEMENT OFFICER REPRESENTATIVE: [***] [***] [***] [***] GOVERNMENT TECHNICAL REPRESENTATIVE [***] [***] [***] [***]

8 COC SIGNATOR FOR TECHNICAL REP. [***] [***] Each Party may change its representatives named in this Article by written notification to the other Parties. A. Roles and Responsibilities 1. Government Responsibilities. The Agreements Officer (AO), his or her designated AO Representative (AOR) and the Government Technical Representative (GTR) (collectively the “Government”) will provide strategic technology development and technical guidance through communications and collaboration. The Government will monitor the technical work performed and technical compliance under each funded Project Order. The Government also may (1) directly participate in collaboration efforts, (2) approve full or incremental funding at the Project Order, (3) share expertise, information, property, and facilities, and (4) issue concurrence or nonconcurrence of PROTOTYPE LEVEL PERFORMER’s Milestone Deliverables. (Reference Inspection and Acceptance terms in Article III) The Government will not direct any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of this Agreement without the due consideration of NSTXL and the PROTOTYPE LEVEL PERFORMER (Reference Modification and Changes section in Article V). Government may choose to work with the PROTOTYPE LEVEL PERFORMER(s) directly on any Prototype Project that makes up the substance of this Agreement through the named GTR or the AOR as a non-performing, advisory asset. 2. NSTXL Responsibilities. NSTXL shall administer, monitor, and direct any exchanges among the Government, the PROTOTYPE LEVEL PERFORMER, and NSTXL, as well as facilitate any Prototype Project negotiations or changes under the Agreement contingent upon Agreement Officer guidance. NSTXL shall provide administrative support to the PROTOTYPE LEVEL PERFORMER as defined below. NSTXL shall be responsible for the overall administration of Prototype Projects issued under this Agreement, which shall include general coordination of programmatic, reporting, financial and administrative matters pertaining to exchanges of information, meetings, statuses, submissions and conferences between the Government and the PROTOTYPE LEVEL PERFORMER. The PROTOTYPE LEVEL PERFORMER is under the affirmative obligation to assist NSTXL with all reasonable requests pertaining to this general administrative function and to do so in a timely manner. NSTXL is not responsible for, and explicitly disclaims, any oversight, guidance and/or management of any technical (e.g., of, involving, or concerned with applied and industrial sciences, art(s), engineering, information technology, materials, craft, technique or related aspect or field) aspect of the Government funded and directed Prototype Project under this Agreement and/or any Statement of Work or Task Description Document. NSTXL further disclaims any project management, supply chain approval or cost oversight authority to direct the performance of the PROTOTYPE LEVEL PERFORMER in executing their defined SoW or TDD, notwithstanding any expressly defined terms and conditions contained within this Agreement. NSTXL’s agent, identified within Article II of this Agreement, shall act as the lead point of contact between the Government, NSTXL and the PROTOTYPE LEVEL PERFORMER. 3. PROTOTYPE LEVEL PERFORMER Responsibilities. The PROTOTYPE LEVEL PERFORMER shall conduct themselves commensurate with the terms and conditions of this Agreement and all attendant documents that are derivative thereof, including any appendices. The PROTOTYPE LEVEL PERFORMER shall be solely

9 responsible for the performance of each project funded under this Agreement, the timely and accurate submission of Milestone Deliverables, and the satisfactory completion of any defined project deliverables. PROTOTYPE LEVEL PERFORMER(s) shall on a best effort basis provide technological, personnel, administrative and management services for the Prototype Project for which they are awarded under the OTA and formally executed and implemented into this agreement with NSTXL. B. Project Administration 1. Project Reporting PROTOTYPE LEVEL PERFORMER shall provide recurring status reporting as specified in the Statement of Work or Task Description Document. Any Prototype Project status reports that are prepared for the Government by the PROTOTYPE LEVEL PERFORMER must be routed through NSTXL as the responsible Party for coordinating formal communications between the Government and the PROTOTYPE LEVEL PERFORMER. PROTOTYPE LEVEL PERFORMER shall provide, with each milestone invoice, a breakdown of all costs incurred by subcontractors listed in the proposal in the performance of that milestone. Each invoice will include the total paid to each subcontractor for work performed under the contract to date. PROTOTYPE LEVEL PERFORMER will identify each subcontractor as either a small or large business as determined by North American Industry Classification System (NAICS) code. Meeting minutes, milestone-based technical reports, draft or final delivery products and associated manuals, studies or technical data shall be conveyed directly to the Government as per the terms of the SOW or TDD along with a notification and a Certificate of Completion in the form attached (as applicable) sent to NSTXL for confirmation. Over the performance of the Prototype Project, the PROTOTYPE LEVEL PERFORMER shall issue a Monthly Milestone Report to NSTXL on or before the 15th of the month covering performance and status updates for the prior month. The Monthly Milestone Report is an on-line, project information data capture via the S2MARTS S2MARTS Performer Prototype RX (monday.com) interface. Final Report PROTOTYPE LEVEL PERFORMER agrees to complete a brief online survey on the administrative experience of this Agreement and the project. This information will be kept confidential and not shared with the Government or any other party outside of NSTXL unless approved by the PROTOTYPE LEVEL PERFORMER in writing and/or compelled under law by a tribunal of competent jurisdiction. 2. Retention and Access to Records The PROTOTYPE LEVEL PERFORMER’s financial records, supporting documents, statistical records, and all other records pertinent to this Prototype Project shall be retained for a minimum of three (3) years after the expiration of the term of this Agreement or final acceptance of the last prototype milestone deliverable, whichever occurs later. The PROTOTYPE LEVEL PERFORMER shall allow access to these records for Government review in order to assess work quality and legal compliance, and as a historical archive of Government interest. This applies to hard copy, digital or soft copy mediums that shall be readable and transferable in an appropriate media format to maintain integrity, security, and reliability of these records. Exceptions below would affect the period of retention and access: (a) If any litigation, claim, or audit involving the Government or NSTXL as a Party to the legal action is started before the expiration of the 3-year period, the records shall be retained until all litigation, claims or audit findings involving the records have been resolved and final action taken.

10 (b) For PROTOTYPE LEVEL PERFORMER acquired property under an expense reimbursement agreement, or for property that the Government shall receive title to, the records for real property and equipment, acquired with Federal funds, shall be retained for 3 years after final disposition. (c) If the Government requests that the PROTOTYPE LEVEL PERFORMER transfer certain records to DoD custody when the Government determines that the records possess long term retention value beyond three (3) years; the PROTOTYPE LEVEL PERFORMER shall comply with the request and then PROTOTYPE LEVEL PERFORMER shall be relieved of the retention responsibility. C. Accounting System Requirements 1. The PROTOTYPE LEVEL PERFORMER affirms and represents that it maintains adequate accounting systems that: a. Comply with Generally Accepted Accounting Principles b. Control and properly document all cash receipts and disbursements expended under this Prototype Project. 2. Financial Records: The PROTOTYPE LEVEL PERFORMER shall maintain adequate records to account for control and expenditure of federal funds received under this Agreement. 3. One Third Cost Sharing Provision (if applicable) Should Cost Sharing procedures be implemented for funding the Prototype Project, then the following provision applies with respect to Government access, audit or review of financial records (Ref Article III Section E for accounting details): The AO or written designee shall have direct access to sufficient records and information of PROTOTYPE LEVEL PERFORMER to ensure full accountability for all funding under this Agreement. Such audit, examination or access shall be performed during business hours on business days upon prior written notice and shall be subject to the security requirements of the audited Party. Any audit required during the course of the program may be conducted by the Government using Government auditors or, at the request of PROTOTYPE LEVEL PERFORMER through NSTXL to the Government, by PROTOTYPE LEVEL PERFORMER’s external CPA accounting firm, at the expense of that PROTOTYPE LEVEL PERFORMER, and upon approval by the Government. 4. Comptroller General Access to Information for Records Examination in support of Audits In accordance with 10 U.S.C. § 2371b, each Prototype Project awarded under this Agreement, and that provides for payments in a total amount in excess of five million dollars ($5,000,000), shall provide for the Comptroller General, at the discretion of the Comptroller General, opportunity to examine the records of any party to the Agreement or any entity that participates in the performance of the Agreement and/or Statement of Work, including any sub-performer(s). However, the Comptroller General may not examine records pursuant to this Agreement more than three years after the final payment is made by the United States under the Agreement. This requirement does not apply to entities (i) participating in the performance of Prototype Projects with payments totaling less than five million dollars ($5,000,000), and (2) who have not entered into any other agreement that provides for audit access by a Government entity in the year prior to the date of this PERFORMER AGREEMENT.

11 D. Applicable Laws to this Other Transaction Agreement under 10 U.S.C. § 2371b 1. This PERFORMER AGREEMENT is issued and governed under common law, and as such, it’s generally not subject to the Federal Acquisition Regulations (or any other supplements), nor shall any associated regulatory clauses be read-in or implied unless otherwise expressly defined in this agreement. 2. Governing Law: This Agreement between NSTXL and the PROTOTYPE LEVEL PERFORMER shall be governed by and construed in accordance with the laws of Delaware, USA and the venue for any action hereunder shall be in the appropriate forum in Delaware, USA. 3. The PROTOTYPE LEVEL PERFORMER represents and warrants that the PROTOTYPE LEVEL PERFORMER is made aware of and will comply with the statutes below in connection with the Project Order and this Agreement. Laws applicable to receive Federal Funds a. 31 U.S.C. § 1352 Limitations on the use of appropriated funds to influence Federal Contracting and Financial Transactions b. 41 U.S.C. Chapter 87, Kickbacks c. 41 U.S.C. § 4712 and 10 U.S.C. § 2409 Whistleblower Protections d. 41 U.S.C. Chapter 21 and the Procurement Integrity Act Laws Restricting Certain Activities e. 18 U.S.C. § 431 Contracts by Members of Congress f. 22 U.S.C. Chapter 78 Combating Trafficking in Persons g. 40 U.S.C. Chapter 37 Contract Work Hours and Safety Standards (if applicable) h. 49 U.S.C. § 40118, Government-financed air transportation Safeguarding Covered Defense Information and Cyber Incident Reporting 48 CFR 252.204-7012 as prescribed by 48 CFR 204.7304(c) which are incorporated into this Agreement and shall flow-down to all Performers and sub-performers for non-COTS items where Covered Defense Information is used, stored, generated, or shared in the course of the performance of the scope of work identified in the SOW or TDD. The Project Order will identify the information that requires safeguarding and dissemination control. E. Export Control 1. The PROTOTYPE LEVEL PERFORMER shall comply, and require all sub-performers to comply, with the International Traffic in Arms Regulation (22 CFR pt. 121 et seq, the DoD Industrial Security Regulation (DoD 5220.22-R) and the Department of Commerce Export Regulation (15 CFR pt. 770 et seq.), where applicable. 2. The PROTOTYPE LEVEL PERFORMER shall include this Section, suitably modified to identify the parties, in all subcontracts or lower tier agreements, regardless of tier, for developmental prototype work. F. Security Requirements In the event that a Prototype Project under this Agreement requires the PROTOTYPE LEVEL PERFORMER to have access to, or generate, classified information, the Government will generate a Department of Defense Security Classification Specification (DD Form 254) specific to the Prototype Project. Reference Attachment E incorporated into this Agreement for further details and requirements pertaining to the Prototype Project’s protection protocols.

12 ARTICLE III: OBLIGATION, PAYMENT, AND ACCOUNTING REQUIREMENTS A. Incremental Funding and Limitation of Obligation 1. If the respective Prototype Project executed under this Agreement is incrementally funded, then neither the Government nor NSTXL is obligated to reimburse the PROTOTYPE LEVEL PERFORMER for costs incurred in excess of the total amount allotted by the Government to the Prototype Project; and, the PROTOTYPE LEVEL PERFORMER is not obligated to continue performance on the Prototype Project (including actions under the Termination clause of this Agreement) or otherwise incur costs in excess of: a. The amount then allotted to the Prototype Project by the Government; or b. If the Prototype Project involves cost-sharing, the amount then allotted by the Government to the Prototype Project plus the PROTOTYPE LEVEL PERFORMER’S corresponding share, until the AO notifies the PROTOTYPE LEVEL PERFORMER in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to the Prototype Project. 2. All schedules of Milestone Payments for individual for fixed-price type Prototype Projects will include the applicable negotiated line items and Payable Milestones for each selected and funded prototype. Payments for fixed-price type Prototype Projects will be based on the completed milestone performed by the PROTOTYPE LEVEL PERFORMER, and for expenditure-type Prototype Projects, payments will be based on actual expenditures incurred. 3. Any costs incurred by the PROTOTYPE LEVEL PERFORMER prior to the execution of any individual Prototype Project order will be the sole responsibility of the PROTOTYPE LEVEL PERFORMER and will not be used as the basis of a claim against or construed as an obligation to the Government or NSTXL. 4. Except as specifically excepted within this Agreement, NSTXL’s financial liability to the PROTOTYPE LEVEL PERFORMER will not exceed the amount made available for successfully completed Payable Milestone(s), and actually paid, by the Government to NSTXL for payment to PROTOTYPE LEVEL PERFORMER under the Statement of Work. 5. If for any reason project funds are delayed for the project work tasking and/or scheduled activities of the PROTOTYPE LEVEL PERFORMER under this agreement, NSTXL will notify the PROTOTYPE LEVEL PERFORMER within 7 days of its knowledge regarding delayed funding and the circumstances regarding the Government’s availability of funds. NSTXL shall not be liable to the PROTOTYPE LEVEL PERFORMER for any charge, cost, fee, interest payment or other penalty where a delay in funding, including any delay by the Government to release funds, is not the direct result of an NSTXL willful act and/or willful omission to withhold funds that are owed and due to the PROTOTYPE LEVEL PERFORMER. B. Payment Milestone Schedule Payable Milestones: PROTOTYPE LEVEL PERFORMER shall document the accomplishment of each Payable Milestone under each project, and shall compile such information for inclusion in the PROTOTYPE LEVEL PERFORMER’s Certificate of Completion, which shall be submitted or otherwise provided to NSTXL as established on a per project basis, on or before the scheduled due date of the current milestone as annotated in Attachment C.

13 C. Inspections and Acceptance a. The Government has the right to inspect and test all materials furnished and services performed under this Agreement, to the extent practicable at all places and times, including the period of performance, and in any event, before acceptance, or upon delivery. The Government may also inspect the plant or plants of any Consortium Member or any sub-performer engaged in performance under a Project Order. The Government will perform inspections and tests in a manner that will not unduly delay the work or interfere with performance. b. If the Government performs inspection or tests on the premises of the PROTOTYPE LEVEL PERFORMER, the PROTOTYPE LEVEL PERFORMER shall furnish all reasonable facilities and assistance for the safe and convenient performance of these duties. c. Unless otherwise specified in the Statement of Work or Task Description Document, the Government will accept or reject all deliveries as promptly as practicable after receipt. d. If the PROTOTYPE LEVEL PERFORMER fails to proceed with reasonable promptness to perform required replacement or correction, or if the PERFROMER AGREEMENT HOLDER fails to incorporate the Government’s recommended corrective course of action; the Government may terminate the Prototype Project for default. e. This clause applies in the same manner and to the same extent to corrected or replacement materials or services as to materials and services originally delivered under the individual Prototype Project. f. Upon a successful inspection and acceptance of the deliverable milestone products and services and delivery of a Certificate of Completion to the Government for approval, the Government will sign the Certification of Completion confirming that the PERFORMER AGREEMENT HOLDER’s obligation has been met for the defined work product or service. Should inspection and acceptance be delayed beyond a reasonable time, NSTXL will contact the Government customer, at the PERFORMER AGREEMENT HOLDER’S request, to provide support in completing a timely inspection. g. If the PROTOTYPE LEVEL PERFORMER fails to perform or deliver, or take appropriate corrective action, the Government may terminate the Project Order for cause or modify the Project Order to establish a new delivery date or curtail the Milestone Schedule or sever any incomplete phases. h. Shipping i. The PROTOTYPE LEVEL PERFORMER is responsible for the cost of shipping and the risk of loss for any Prototype Project deliverables required, unless otherwise stated in the Project Order. All deliveries will be f.o.b. destination, unless otherwise stated in the Project Order. ii. Risk of loss or damage to the supplies provided under Prototype Projects executed under this Agreement shall remain with the PROTOTYPE LEVEL PERFORMER executing said project until, and shall pass to the Government upon: a. Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or b. Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination. iii. Unless otherwise specified, all hardware shall be packaged in accordance with the PROTOTYPE LEVEL PERFORMER’s commercial best practice to ensure undamaged arrival at destination.

14 iv. Under no circumstance does a receipt of a shipped deliverable, report, prototype or technical data imply or constitute final acceptance by the Government. D. Invoicing and Payment Instructions 1. Fixed Price Milestone Payment Method: Payments shall be made in accordance with the Payable Milestone Schedule associated with each Statement of Work (if applicable), provided the designated AOR has verified compliance and accomplishment of the stated effort in the Certificate of Completion. The Payable Milestone Schedule may be revised as appropriate and deemed necessary by issuance of a bilateral modification to the Statement of Work (if applicable). An acceptable invoice for a fixed price milestone payment(s) is one that conforms with the Certificate of Completion stipulated instructions as found in Appendix A. 2. Cost Reimbursement/ Expenditure Payment Method: Cost Reimbursement invoices shall be submitted no more frequently than monthly, reflecting actual costs incurred in support of the approved SoW/TDD and provided the designated AOR and GTR have verified compliance and accomplishment of the stated effort in the Certificate of Completion. The PROTOTYPE LEVEL PERFORMER shall provide a copy of the approved provisional billing rates letter or forward pricing rate agreement upon request. Other reasonable supporting detail shall be provided on an individual invoice basis upon request. When travel is authorized under this Agreement, PROTOTYPE LEVEL PERFORMER shall be reimbursed for necessary, reasonable, and actual travel expenses for transportation, lodging, meals and incidental expenses only to the extent that they (1) do not exceed the maximum per diem rate in effect at the time of travel, as set forth in the United States Federal Travel Regulations for the area of travel authorized under this Agreement and (2) are otherwise reimbursable pursuant to the Allowable Cost clause of this Article. Air travel shall be reimbursed for coach class only. 3. Information for Inclusion on Invoice: Each invoice must contain the following tracking information: i) OTA contract number N00164-19-9-0001, ii) the PERFORMER AGREEMENT number (see cover page of this Agreement), iii) Total Project Ceiling (i.e., upper limit on what may be placed on the Agreement during the course of contract; not to include NSTXL fees), iv) Total Amount of Current Invoice, v) Total Amount of Funding Remaining on Agreement to Date (i.e., the balance of non-invoiced funding), vi) The number and/or title of the completed payable milestone. 4. Submission of Invoices: a. Frequency: Invoices shall be submitted in accordance with the approved Milestone and Payment schedule. Invoices may be submitted no more frequently than monthly. Each invoice must be submitted with a fully filled out Certificate of Completion. b. Submission Procedure: PROTOTYPE LEVEL PERFORMER shall submit all invoices and corresponding Certificate of Completion directly to NSTXL at [***]. Upon receiving the signed approval from the AOR and Government Technical Representative for the milestone and corresponding invoice, NSTXL will submit the invoice into the Wide Area Work Flow (WAWF) system for processing and payment. c. Final Invoice: The PROTOTYPE LEVEL PERFORMER’s final invoice (completion invoice) will be clearly indicated as such and shall indicate the cumulative amounts incurred and billed to completion, and a written certification of the total hours expended.

15 5. Payment Procedure: NSTXL will make an ACH transfer to the bank account and routing number designated by the PROTOTYPE LEVEL PERFORMER. Funds transfers take up to three (3) business days depending upon the financial institution of the PROTOTYPE LEVEL PERFORMER. 6. Payment Terms: The PROTOTYPE LEVEL PERFORMER shall be paid within fifteen (15) calendar days of NSTXL receiving payment from the Government. For Projects that are funded by the Government in advance, NSTXL shall pay an approved invoice within thirty (30) calendar days of receipt. E. Allowable Costs 1. No Project Order will be executed under this Agreement on an expenditure basis unless the PROTOTYPE LEVEL PERFORMER performing under the Project Order has an accounting system that (i) is capable of identifying and segregating costs to the individual agreements, and (ii) provides for an equitable allocation of costs. 2. When the PROTOTYPE LEVEL PERFORMER performing under a Project Order has a system capable of identifying amounts/costs, the PROTOTYPE LEVEL PERFORMER will identify the basis for determining actual costs with supporting detail when presented for expenditure reimbursement. 3. If the PROTOTYPE LEVEL PERFORMER performing under this Project Order is subject to Contract Accounting Standards on other agreements or contracts, then the allowable costs for Project Orders executed under this agreement on an expenditure reimbursement basis (i.e., not fixed price) are only allowable for reimbursement subject to the cost principles of Federal Acquisition Regulation (FAR) Part 31, Defense Federal Acquisition Regulation Supplement (DFARS) Part 231, and Navy and Marine Corps Acquisition Regulation Supplement (NMCARS) Part 5231, with all mention of Contractor understood to mean the PROTOTYPE LEVEL PERFORMER and all mention of Contracting Officer understood to mean Agreements Officer. F. Requirements for Cost Share and Participation (if applicable) 1. In accordance with 10 USC 2371b, where it is determined that a cost share is required for an individual Technology Project, at least one third of the total cost of the Prototype Project is to be paid out of funds provided by parties to the transaction other than the Federal Government. Each prototype proposed by a traditional Defense Contractor shall document the cost sharing proposed. 2. Federal funds and any PROTOTYPE LEVEL PERFORMER’s cost sharing funds are to be used only for expenditures that a reasonable and prudent person would incur in carrying out the Project Order. 3. For Prototype Projects that require cost sharing, the non-Federal amounts counted towards the PROTOTYPE LEVEL PERFORMER’s contribution may not include costs that were incurred before the date on which the Prototype Project becomes effective, except that costs incurred for a prototype after the start of negotiations, but prior to award of the subject Prototype Project, may be counted towards the non-Federal contribution if the Agreements Officer determines the PROTOTYPE LEVEL PERFORMER incurred the costs in anticipation of entering into the Prototype Project and it was appropriate for the PROTOTYPE LEVEL PERFORMER to incur the costs prior to the Prototype Project award. The Agreements Officer will not consider the cost of Government funded research, prior Independent Research and Development (IR&D), or indirect costs that are not allocable to the Prototype Project, as part of the cost sharing contribution.

16 4. To enforce the cost sharing requirement, at least one third of the total cost of the Prototype Project (excluding those performed exclusively by Non-traditional Defense Contractors) will be paid by the PROTOTYPE LEVEL PERFORMER no later than delivery of the final milestone. If at conclusion of the project it is determined that a nontraditional Defense Contractor did not participate to a significant extent, the overall price of that project will be reduced to no more than two-thirds of the total awarded price. The Government shall retain sole authority to determine if the nontraditional Defense Contractors involvement meets the statutory requirements for avoiding cost sharing. ARTICLE IV: PHYSICAL AND INTELLECTUAL PROPERTY A. Government Furnished Property 1. The Government may provide Government Furnished Property (GFP) to facilitate the performance of individual Project Orders. The Government will identify whether GFP will be provided and its expected disposition to provide notice and account for GFP disposition. Such GFP will be specifically identified to a particular Statement of Work or Task Description Document incorporated at award or via a modification to this Agreement. The GFP shall be utilized only for the performance of that individual Project Order unless a specific exception is made in writing by the AO. 2. The Government shall retain title to all GFP. Title to GFP shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall GFP become a fixture or lose its identity as personal property by being attached to any real property. 3. All GFP shall be returned to the Government at the end of the period of performance of each Project Order in as good a condition as when received with the exception of reasonable wear and tear, or as otherwise agreed upon in the project award documentation. The PROTOTYPE LEVEL PERFORMER shall obtain explicit written authorization from the AO for any transfer or disposition of GFP. The PROTOTYPE LEVEL PERFORMER shall assume the risk and be responsible and liable for any and all maintenance, repair, or replacement, loss, theft or destruction of, or damage to, any Government Furnished Property while in its possession, use, or control, with the exception of reasonable wear and tear or reasonable and proper consumption, unless otherwise negotiated under the terms of the individual Project Order. 4. The PROTOTYPE LEVEL PERFORMER shall report losses of Government property outside normal process variation (e.g., losses due to theft, inadequate storage, lack of physical security or “Acts of God”) to NSTXL and the Agreements Officer. This reporting requirement does not change any liability provisions or other reporting requirements that may exist under this Agreement. 5. PROTOTYPE LEVEL PERFORMER shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective and efficient control of Government property. PROTOTYPE LEVEL PERFORMER’s responsibility extends from the initial acquisition and/or receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, sale (as surplus property), or other disposition, or via a completed investigation, evaluation, and final determination for lost property. This requirement applies to all Government property under the PROTOTYPE LEVEL PERFORMER’s accountability, stewardship, possession or control, including its vendors or sub-performers. 6. See Section K: Clauses Incorporated By Full Text: GOVERNMENT FURNISHED PROPERTY for mandatory Government flow down clause.

17 B. Performer Acquired Property No significant items of property are expected to be acquired under this Agreement. Title to any item of property valued at $25,000 or less that is acquired by the PROTOTYPE LEVEL PERFORMER pursuant to a Project Order shall vest with the PROTOTYPE LEVEL PERFORMER upon acquisition with no further obligation of the Parties unless otherwise identified by the AO and mutually agreed upon by all Parties. Should any item of property with an acquisition value greater than $25,000 be required, NSTXL, at the request of the PROTOTYPE LEVEL PERFORMER, must first obtain prior written approval of the AO. Upon written approval of the AO, title to this property also shall vest in PROTOTYPE LEVEL PERFORMER or their designee upon acquisition. The PROTOTYPE LEVEL PERFORMER shall be responsible for the maintenance, repair, protection, and preservation of all such property at its own expense. Property acquired pursuant to this clause shall not be considered as an exchange for services in performance of the Project Order, but it shall be considered a Government contribution under this Agreement. C. Controlled Use While this Agreement is active, and throughout its depreciable lifetime thereafter, any furnished capital equipment, whether partially or wholly funded by the USG, is strictly limited to producing product (i.e., substrates, epiwafers, or devices) in support of this Agreement or recipients with the Agreement Officer’s written consent. At its sole discretion, and on a case-by-case basis, the USG reserves the right to temporarily or permanently waive this restriction. The waiver(s) must be provided in writing by the USG Agreements Officer overseeing this Agreement. If the performer breaches the terms of this controlled use clause, the performer will immediately relinquish all claims to legal ownership of the equipment fully to the USG, and physically deliver all equipment to a domestic location of the USG’s choosing at cost to the performer. The following USG interests are driving this clause: (1) ensuring the satisfaction and prioritization of DoD and DIB needs, (2) providing the DoD and DIB ample time to obtain and maintain the advantage of global leadership in the manufacturing and design of [***] materials and devices, and (3) ensuring appropriate export controls are in place prior to releasing a performer to independently manage product sales and delivery. This clause DOES NOT restrict performers from manufacturing product for dual-use applications or scaling volume for commercial applications. D. Access Recoupment Performer agrees to maintain the USG-funded capital equipment installed through its depreciable life. If the performer no longer supports the defense business through use of the USG-funded capital equipment, the performer will refund to the US Government the remaining book value of the equipment as shown by the carrying value on the performer’s balance sheet. The performer agrees to abide by all export control laws, regulations, and restrictions, even after the Agreement ends. E. Depreciation of Assets The performer further agrees to exclude the depreciation of assets acquired under this Agreement in future proposals to support DoD requirements. F. Intellectual Property The PROTOTYPE LEVEL PERFORMER acknowledges and agrees to comply with the Intellectual Property & Patent Rights Terms attached hereto. The Government and the PROTOTYPE LEVEL PERFORMER may specially negotiate

18 Data Rights, Patents, Licensing, Copyright, Trademarks, Trade Secrets or Software restrictions that develop out of products or services invented, augmented, improved or transformed during the performance of the Prototype Project. G. Proprietary Information For information to be treated as “Proprietary Information” hereunder, information and materials must be designated as proprietary in writing, whether by letter or by use of an appropriate stamp or legend, prior to or at the same time any such information or materials are disclosed to the Government or NSTXL. Notwithstanding the foregoing, materials and other information which are orally, visually, or electronically disclosed, or are disclosed in writing without an appropriate letter, stamp, or legend, shall constitute Proprietary Information if the PROTOTYPE LEVEL PERFORMER, within thirty (30) calendar days after such disclosure, delivers to NSTXL or the Government a written document or documents describing the material or information and indicating that it is proprietary, provided that any disclosure of information prior to receipt of such notice shall not constitute a breach of any obligation to protect Proprietary Information. NSTXL shall not release or disclose any clearly marked Proprietary Information to any outside agency or private entity without prior written approval of the PROTOTYPE LEVEL PERFORMER’s named agent. NSTXL shall limit the disclosure of any Proprietary Information received from the PROTOTYPE LEVEL PERFORMER or their sub-performers to those of its employees, agents, representatives and the Government having a direct need to know about the same to achieve the objectives of the Prototype Project and funded Project Order implemented through this Agreement. NSTXL shall exercise the same care and safeguards with respect to Proprietary Information disclosed by the PROTOTYPE LEVEL PERFORMER as NSTXL uses to maintain the confidentiality of its own Proprietary Information. NSTXL shall not be liable in damages for any inadvertent disclosure of Proprietary Information where at least a reasonable degree of care has been exercised, provided that timely notification of such disclosure is afforded to the PROTOTYPE LEVEL PERFORMER. H. Disclosure of Information 1. PROTOTYPE LEVEL PERFORMERS shall not release to anyone outside the PROTOTYPE LEVEL PERFORMER’s organization any government furnished information, regardless of medium (e.g. film, tape, document), pertaining to any part of any Project Order or any Prototype Project related to a PERFORMER AGREEMENT unless- a. The Agreements Officer has given prior written approval; or b. The information is otherwise in the public domain before the date of release. 2. Requests for approval under paragraph (a)(1) shall identify the specific information to be released, the medium to be used, and the purpose for the release. NSTXL shall submit the request to the Agreements Officer, on behalf of the PROTOTYPE LEVEL PERFORMER, at least 10 business days before the proposed date for release. If additional time is required to review the release, the Government shall notify NSTXL prior to the expiration of the aforementioned timeframe. 3. PROTOTYPE LEVEL PERFORMER shall include a requirement similar to subparagraphs 1. and 2. above and this subparagraph 3 in any sub-agreement under any Project Order. 4. Public Announcements/Press Release: NSTXL in conjunction with the Government reserves the right to review and approve all project-related press releases prior to distribution. NSTXL will coordinate the development and approval of any press releases with the PROTOTYPE LEVEL PERFORMER and respective project sponsor.

19 ARTICLE V: MODIFICATIONS AND TERMINATIONS A. Modifications and Changes 1. The Government, through direction of the named Agreements Officer, may request modifications (changes), including justifications to support any changes to the funded Project Order. The Agreements Officer shall provide a written request for changes to the Statement of Work or Task Description Document, to the PROTOTYPE LEVEL PERFORMER through NSTXL for a cost and price impact assessment. The PROTOTYPE LEVEL PERFORMER will have no more than thirty (30) calendar days to respond with a written assessment of cost, schedule and performance impacts from the Government’s request for modification. Upon negotiation and agreement of the requested modification between the PROTOTYPE LEVEL PERFORMER and the Government, the Statement of Work or TDD(s) shall be revised accordingly, and this Agreement shall be amended to reflect these new performance objectives as well as the revised Milestone Payment Schedule (if applicable). 2. PROTOTYPE LEVEL PERFORMER may make recommendations for modifications (changes), including justifications to support any changes to the Prototype Project. Such recommendations shall be documented in writing and submitted by the PROTOTYPE LEVEL PERFORMER to NSTXL with a copy issued to the Government AOR designated for the Prototype Project. The Agreements Officer shall be responsible for review and determination of change requests, and the AO may issue to NSTXL authorization for modification or changes to the Statement of Work or Task Description Document, if any. NSTXL shall modify and/or amend this Agreement and/or Statement of Work or TDD(s) in the event of any such modification authorization or amendment is mutually agreed upon by the Parties. Changes to a deliverable due date must be requested in writing by the PROTOTYPE LEVEL PERFORMER to NSTXL no later than 3 days before the original agreed upon deliverable due date (Attachment C). The request must include supporting rationale for the revision, a revised delivery date, and impacts to subsequent milestones. Such changes are subject to approval of the AO. 3. Changes in the terms and/or conditions of this Agreement, the Statement of Work, Task Description Document or any Prototype Projects executed under this Agreement, except for minor or administrative corrections, may only be made by written agreement between NSTXL and the PROTOTYPE LEVEL PERFORMER. 4. Any technical direction provided by the Government must be within the general scope of the Statement of Work or TDD, and may include: a. Issuing direction to the PROTOTYPE LEVEL PERFORMER which shifts work emphasis between work areas, phases, milestones or tasks, and/or; fills in details or otherwise serves to accomplish the objectives described in any statement of work; b. Providing guidelines to the PROTOTYPE LEVEL PERFORMER that assist in the interpretation of drawings, specifications or technical portions of the work description; c. Reviewing, and where required by the Statement of Work or TDD, approving technical reports, drawings, specifications, or technical information to be delivered by the PROTOTYPE LEVEL PERFORMER under the Statement of Work / TDD. 5. No Party may issue technical direction that has the effect of any of the following: a. Assign work outside of the Statement Work or TDD; b. Increase or decrease the estimated Statement of Work or TDD cost/price, or the time required for performance; c. Change any of the terms, conditions or specifications of the Project Order, Statement of Work, TDD; or,

20 d. Accept or direct non-conforming work. No verbal or written request, notice, authorization, direction or order received by the PROTOTYPE LEVEL PERFORMER shall be binding upon NSTXL or the Government, or serve as the basis for a change in the Statement of Work/ TDD cost or any other provision, unless issued (or confirmed) in writing by NSTXL working on behalf of the Agreements Officer. 6. The PROTOTYPE LEVEL PERFORMER shall immediately notify NSTXL whenever a verbal or written change notification has been received from anyone other than the NSTXL contractual representative, which would affect any of the terms, conditions, cost, schedules, etc. of the Statement of Work/ TDD, and the PROTOTYPE LEVEL PERFORMER is to perform no work or make any changes in response to any such notification or make any claim on NSTXL or the Government, unless NSTXL (as a result of Agreement Officer concurrence or direction) directs the PROTOTYPE LEVEL PERFORMER, in writing, to implement such change notification, and that change notification is in keeping with the Agreement and/or the Statement of Work and TDD. B. Stop Work 1. The Government may, at any time, by written order to the PROTOTYPE LEVEL PERFORMER, with coordination through NSTXL, require the PROTOTYPE LEVEL PERFORMER performing under a Project Order to stop all, or any part, of the work called for under the Statement of Work or TDD. This written order is referred to as a Stop Work Order. 2. Upon receipt of the Stop Work Order, the PROTOTYPE LEVEL PERFORMER shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the stop work order during the period of work stoppage. Within the period of ninety (90) calendar days after the stop work order is delivered to the PROTOTYPE LEVEL PERFORMER, or within any extension of that period to which the Parties have agreed, the Government will either: a. Cancel the stop work order, or b. Terminate, in whole or in part, the work covered by the Agreement 3. If a Stop Work Order is cancelled, the PROTOTYPE LEVEL PERFORMER shall resume work under the Project Order. The Government reserves the right to make an equitable adjustment in the delivery schedule or Project Order cost or price, or both that result from the Stop Work Order. The PROTOTYPE LEVEL PERFORMER performing under the Project Order shall assert its right to an equitable adjustment as a result of the Stop Work Order within thirty (30) calendar days after the end of the period of work stoppage. C. Force Majeure No failure or omission by NSTXL or the PROTOTYPE LEVEL PERFORMER during the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the failure or omission arises from a cause beyond the control of the Parties, including, but not limited to the following: acts of God; acts or omissions of the Government in either its sovereign or contractual capacity; changes to any rules, regulations or orders issued by any Governmental authority or by any officer, department, and agency or instrumentality thereof, unless affected by modification to the Agreement; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion, provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable.

21 D. Project Termination 1. The Government reserves the right to terminate the Prototype Project and the defined Statement of Work or TDD, or any Project Order supporting this Agreement, or any part hereof, at any time, for its sole convenience. In the event of such termination, the PROTOTYPE LEVEL PERFORMER shall stop work thereunder and cause any and all of its suppliers and sub-performers to cease work, as directed by the Agreements Officer. The Government and the PROTOTYPE LEVEL PERFORMER, via NSTXL, should negotiate in good faith a reasonable and timely adjustment of all outstanding issues between the Parties as a result of termination, which may include noncancelable commitments made prior to the termination. Failure of the Parties to agree to an equitable adjustment shall be resolved pursuant to the Disputes clause of this Agreement. 2. If the termination is a result of a failure to comply with the terms and conditions of this Agreement or Project Order, then the Government reserves the right to report the termination to the systems of record for reporting terminations for cause or default as it relates to the specific performer. 3. No less than fifteen (15) calendar days before making a decision to terminate for a failure to comply or perform, the Government will issue written notification to NSTXL identifying how PROTOTYPE LEVEL PERFORMER has failed to perform under the respective Statement of Work or TDD and/or derivative agreements. The Government will consult with NSTXL (and the PROTOTYPE LEVEL PERFORMER) to ascertain the cause of the failure and determine whether additional efforts are in the best interest of the Government. The Government and the PROTOTYPE LEVEL PERFORMER, via NSTXL, should negotiate in good faith a reasonable and timely adjustment of all outstanding issues between the Parties as a result of termination, which may include non-cancelable commitments made prior to the termination. Failure of the Parties to agree to an equitable adjustment shall be resolved pursuant to the Disputes clause of this Agreement. E. Dispute Resolution Procedures 1. Any disagreement, claim, or dispute between the Government and NSTXL and/or the PROTOTYPE LEVEL PERFORMER concerning questions of fact or law arising from or in connection with this Agreement and/or any derivative agreement or appendices, and, whether or not involving an alleged breach of this Agreement and/or any derivative agreement or appendices, may be raised only under this Article. Whenever disputes arise, the Parties shall attempt to resolve the issue(s) involved by discussion and mutual agreement within thirty (30) calendar days. The Parties agree that the notification under subparagraph (2) of this Section shall not be made earlier than thirty (30) calendar days from when the dispute arose. In no event shall a dispute that arose more than one hundred and eighty (180) calendar days prior to the notification made under subparagraph (2) of this clause constitute the basis for relief under this clause unless the Agreements Officer approves a waiver of this requirement in writing. 2. Failing resolution by mutual agreement, the aggrieved Party shall notify the other Party (through NSTXL) in writing of the relevant facts, identifying unresolved issues, and specifying the clarification or remedy sought. The dispute will then be referred to the Chief of the Contracting Office for NSWC Crane Division and an executive of NSTXL, who shall meet in good faith to resolve the dispute. NSTXL may request that a representative of the PROTOTYPE LEVEL PERFORMER attend. 3. If the immediately above noted Parties are not able to resolve the dispute within sixty (60) calendar days of the date the notice under subparagraph (2) is received, then either party may pursue any remedy under the law.

22 4. Pending resolution of any such dispute by settlement or by final judgment, the Parties shall each proceed diligently with performance, unless otherwise mutually agreed, or the Agreements Officer directs, in writing, to stop work. LIMITATION OF LIABILITY AND DAMAGES; INDEMNIFICATION 1. In the event of any full or partial termination of this Agreement, or a project funded hereunder, by the Government, neither the Government nor NSTXL shall be liable for any loss of profits, revenue, or any indirect or consequential damages incurred by the PROTOTYPE LEVEL PERFORMER, its contractors, sub- performers, or customers as a result of such termination. Damages for such termination of this Agreement is limited solely to direct damages and costs and/or fees incurred as a result of any termination of this Agreement, and subject to mitigation of such damages by the PROTOTYPE LEVEL PERFORMER. In no instance shall the Government’s liability for termination exceed the total amount due and unpaid to PROTOTYPE LEVEL PERFORMER under this Agreement. Similarly, in no instance shall NSTXL’s liability for termination exceed the total amount due to PROTOTYPE LEVEL PERFORMER under this Agreement which has been paid by the Government to NSTXL to date for payment over to the PROTOTYPE LEVEL PERFORMER and that has not been so paid. 2. With regard to the activities undertaken pursuant to this Agreement, no Party shall make any claim against the other or the Government, the other’s or the Government’s employees, the other’s or the Government’s related entities (e.g. contractors, sub-performers), or employees of the other’s or the Government’s related entities for any injury or death of its own employees or employees of its related entities, whether such injury, death, damage or loss arises through negligence or otherwise, provided however, that in the event willful misconduct is determined by a tribunal of competent jurisdiction to have occurred, this clause shall not be a bar to suit and/or recovery. 3. None of the Parties or the Government shall be liable to each other for consequential, punitive, special and incidental damages or other indirect damages, whether arising in contract (including warranty), tort (whether or not arising from the negligence of a Party or the Government) or otherwise, except to the extent such damages are caused by a Party’s or the Government’s willful misconduct or arise from third- party claims that are subject to indemnification under subparagraph 5 below. Under no circumstances will the above enumerated exceptions be interpreted to apply the Contract Disputes Act to the OTA or this Agreement, or in any way cause the OTA or this Agreement to be subject to any terms of or regulations related to the Contract Disputes Act. 4. The PROTOTYPE LEVEL PERFORMER agrees to extend the waiver of liability set forth above in subparagraphs 2 and 3 to entities at any tier performing the Project Order under this Agreement by requiring them, through agreement, contract or otherwise, to agree to waive all claims against the Parties to this Agreement as well as the Government. 5. Each Party (an “Indemnifying Party”) agrees to indemnify, hold harmless, and defend the other Party and the Government and their respective managers, officers, directors, employees, agents, affiliates, successors, and permitted assigns, against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs or expenses of whatever kind, including professional fees and reasonable attorneys’ fees, arising out of any third-party claim alleging or arising from: 1. property damage or bodily injury, including death, caused solely by the willful misconduct of such Indemnifying Party, its agents, employees, or affiliates in connection with work under this Agreement,

23 2. such Indemnifying Party’s infringement or wrongful use of intellectual property, including without limitation, Technical Data, software, or inventions, or 3. any failure by Indemnifying Party to comply with any applicable federal, state, or local laws, regulations, or codes in the performance of its obligations under this Agreement. ARTICLE VI: GENERAL PROVISIONS A. Severability In the event that any provision of this Agreement, or any related agreement, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that no such severability shall be effective if the result of such action materially changes the economic benefit of this Agreement, or the rights and/or liabilities of any Party. B. Counterparts This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Execution and delivery hereof by facsimile or electronic means shall have the same force and effect as execution by original signature. C. Agreement Confidentiality: Maintenance of Confidentiality The PROTOTYPE LEVEL PERFORMER agrees to keep the contents of this Agreement and all derivative information and/or Appendice(s) (“Agreement Information”) confidential and to not, without the prior written consent of NSTXL, disclose, or allow any of its representatives who receive Agreement Information to disclose the Agreement Information in any manner whatsoever, in whole or in part. The PROTOTYPE LEVEL PERFORMER agrees to inform NSTXL in the event the Agreement Information is disseminated. Nothing in this clause shall prevent the PROTOTYPE LEVEL PERFORMER from disclosing the Agreement Information to its retained services professionals (e.g., lawyers, accountants, consultants etc.), the PROTOTYPE LEVEL PERFORMER employee’s, or any other third party to the extent such party is necessary to effectuate this Agreement or the subject matter of this Agreement. This clause is a material term of this Agreement and a breach of this clause is acknowledged between the Parties to cause NSTXL harm in its ongoing business endeavors. D. Waiver No waiver of any provision of this Agreement shall be binding unless and until set forth expressly in writing and signed by the waiving party. To be valid, NSTXL’s signature must be by a person specially authorized to sign such a document. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach of the same or any other term or provision, or a waiver of any contemporaneous breach of any other term or provision, or a continuing waiver of the same or any other term or provision. No failure or delay by a Party in exercising any right, power, or privilege hereunder or other conduct by a Party shall operate as a waiver thereof, in the particular case or in any past or future case, and no single or partial exercise thereof shall preclude the full exercise or further exercise of any right, power or privilege. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. E. Safety The PROTOTYPE LEVEL PERFORMER shall adhere to all local, state, and federal rules and regulations required in maintaining a safe and non-hazardous occupational environment throughout the duration of this Agreement. The PROTOTYPE LEVEL PERFORMER, through NSTXL, shall during the course of a Project Order report any major

24 accident/incident (including fire) resulting in any one or more of the following: causing one or more fatalities or one or more disabling injuries; damage of Government property exceeding $10,000; affecting program planning or production schedules; degrading the safety of equipment under contract, such as personnel injury or property damage may be involved; identifying a potential hazard requiring corrective action. F. Environmental Requirements The PROTOTYPE LEVEL PERFORMER shall comply with all Federal, State, and local environmental laws and regulations, treaties and agreements when executing Prototype Projects under this Agreement. The recipient shall evaluate the environmental consequences and identify the specific types and amounts of hazardous waste being generated during the conduct of efforts undertaken under this Project Order. The PROTOTYPE LEVEL PERFORMER shall give consideration to alternative materials and processes in order to eliminate reduce or minimize hazardous waste being generated. The PROTOTYPE LEVEL PERFORMER shall not use Class 1 Ozone Depleting Chemicals in executing Prototype Projects under this Agreement. G. Assignment Neither this Agreement nor any of the rights or obligations under this Agreement, may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void; provided, however, that the PROTOTYPE LEVEL PERFORMER may assign any or all of their rights and obligations under this Agreement to any of their Affiliates, but only to the extent that such assignment would not result in an impairment of the other Party’s rights under this Agreement. No assignment shall relieve the assigning party of any of its obligations hereunder. H. Organizational Conflicts of Interest 1. Throughout performance, the PROTOTYPE LEVEL PERFORMER shall monitor all potential conflicts of interest, to include conflicts between its company’s efforts for which it is currently under contract (to include any form of agreement). 2. The PROTOTYPE LEVEL PERFORMER performing under this Agreement must monitor and disclose the extent to which their prototype-level performance duplicates system development or enhancement being performed under other agreements or contracts for which they are under contract or agreement. 3. The PROTOTYPE LEVEL PERFORMER must immediately report all potential or real organizational conflict of interests to NSTXL and the Government. 4. The Government has the right to limit PROTOTYPE LEVEL PERFORMER(s)’s involvement under this Agreement or other action to mitigate organizational conflicts of interest. In the event the PROTOTYPE LEVEL PERFORMER believes that the conflict can be mitigated, the PROTOTYPE LEVEL PERFORMER shall submit to the Agreements Officer a conflict mitigation plan. I. Entire Agreement This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and completely supersedes all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations and discussions of the Parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect). No officer, employee, or representative of NSTXL has any authority to make any representation or promise in connection with this Agreement or the subject matter hereof that is not contained herein, and the PROTOTYPE LEVEL PERFORMER represents and warrants that they have not executed this

25 Agreement in reliance upon any such representation or promise. No modification of this Agreement shall be valid unless made in writing and signed by the Parties hereto. J. Clauses Incorporated by Reference 52.204-25 PROHIBITION ON CONTRACTING FOR CERTAIN TELECOMMUNICATION AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT (AUG 2020) NIST SP800-171 DOD ASSESSMENT https://www.acq.osd.mil/asda/dpc/cp/cyber/safeguarding.html#nistSP800171 K. Clauses Incorporated by Full Text GOVERNMENT FURNISHED PROPERTY GFP ATTACHMENT Government Furnished Property (a) Definitions. As used in this Section- Performer’s managerial personnel means the Performer’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of (1) All or substantially all of the Performer’s business; (2) All or substantially all of the Performer’s operation at any one plant or separate location; or (3) A separate and complete major industrial operation. Equipment means a tangible item that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use. Equipment does not include material, real property, special test equipment or special tooling. Government-furnished property means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Performer for performance of an agreement. Government-furnished property includes, but is not limited to, spares and property furnished for repair, maintenance, overhaul, or modification. Government property means all property owned or leased by the Government. Government property includes both Government- furnished and Contractor-acquired property. Government property includes material, equipment, special tooling, special test equipment, and real property. Government property does not include intellectual property and software. Loss of Government property means unintended, unforeseen or accidental loss, damage or destruction to Government property that reduces the Government’s expected economic benefits of the property. Loss of Government property does not include purposeful destructive testing, obsolescence, normal wear and tear or manufacturing defects. Loss of Government property includes, but is not limited to- (1) Items that cannot be found after a reasonable search; (2) Theft; (3) Damage resulting in unexpected harm to property requiring repair to restore the item to usable condition; or (4) Destruction resulting from incidents that render the item useless for its intended purpose or beyond economical repair. Material means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end item. Material does not include equipment, special tooling, special test equipment or real property. Performer means party performing the work under this effort. Property means all tangible property, both real and personal.

26 Property records means the records created and maintained by the contractor in support of its stewardship responsibilities for the management of Government property. Provide means to furnish, as in Government-furnished property, or to acquire, as in contractor acquired property. Sensitive property means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability. (b) Property management. (1) The Performer shall have a system of internal controls to manage (control, use, preserve, protect, repair, and maintain) Government property in its possession. (2) The Performer shall include the requirements of this section in all subcontracts under which Government property is acquired or furnished for subcontract performance. (c) Use of Government property. (1) The Performer shall use Government property furnished under this agreement, only for performing this agreement, unless approved by the Agreements Officer. (2) Modifications or alterations of Government property are prohibited, unless they are reasonable and necessary due to the scope of work under this agreement, required for normal maintenance, or otherwise authorized by the Agreements Officer. (3) The Performer shall not remove parts from Government property for use or for installation on other Government property unless approved by the Agreements Officer. (d) Government-furnished property. The Government shall deliver to the Performer the Government furnished property described in Attachment 6. (e) Performer Plans (1) Receipt of Government Property. The Performer shall receive Government property and document the receipt and identify it as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification). (2) Records of Government property. The Performer shall create and maintain records of all Government property accountable to the agreement. Property records shall enable a complete, current, auditable record of all transactions and shall contain the following: • The name, part number and description, National Stock Number (if needed for additional item identification tracking and/or disposition), and other data elements as necessary and required in accordance with the terms and conditions of the contract. Quantity received (or fabricated), issued, and balance-on-hand. • Unit acquisition cost. • Unique-item identifier or equivalent (if available and necessary for individual item tracking). • Unit of measure. • Accountable contract number or equivalent code designation. . Location. • Disposition. • Posting reference and date of transaction. • Date placed in service (if required in accordance with the terms and conditions of the contract). (3) Physical inventory. The Performer shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon agreement completion or termination. (4) Reports. The Performer shall have a process to create and provide reports of discrepancies, loss of Government property, physical inventory results, audits and self assessments, corrective actions, and other property-related reports as directed by the Agreements Officer. (5) Relief of stewardship responsibility and liability. The Performer shall have a process to enable the prompt recognition, investigation, disclosure and reporting of loss of

27 Government property, including losses that occur at subcontractor or alternate site locations. (A) This process shall include the corrective actions necessary to prevent recurrence. (B) The Performer shall investigate and report to the Government all incidents of property loss as soon as the facts become known. Such reports shall, at a minimum, contain the following information: • Date of incident (if known). • Quantity. • Accountable agreement number. • A statement indicating current or future need. • Unit acquisition cost, or if applicable, estimated sales proceeds, estimated repair or replacement costs. • All known interests in commingled material of which includes Government material. • Cause and corrective action taken or to be taken to prevent recurrence. • A statement that the Government will receive compensation covering the loss of Government property, in the event the Contractor was or will be reimbursed or compensated. • Copies of all supporting documentation. • Last known location. • A statement that the property did or did not contain sensitive, export controlled, hazardous, or toxic material, and that the appropriate agencies and authorities were notified. (C) The Performer shall be relieved of stewardship responsibility and liability for property when such property is consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the agreement or Agreements Officer grants relief of responsibility and liability for loss of Government property; (6) Utilizing Government property. (A) The Performer shall utilize, consume, move, and store Government Property only as authorized under this agreement. The Performer shall promptly disclose and report Government property in its possession that is excess to contract performance. (B) Unless otherwise authorized in this contract or by the Agreements Officer the Performer shall not commingle Government material with material not owned by the Government. (7) Maintenance. The Performer shall properly maintain Government property. The Performer shall disclose and report to the Agreements Officer the need for replacement and/or capital rehabilitation. (f) Systems analysis. (1) The Government shall have access to the Performer’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Performer’s systems, procedures, records, and supporting documentation that pertains to Government property. This access includes all site locations and, with the Performer’s consent, all subcontractor premises. (2) Records of Government property shall be readily available to authorized Government personnel and shall be appropriately safeguarded. (3) The Performer shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing,

28 inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property. (g) Performer Liability for Government Property. (1) The Performer shall not be liable for loss of Government property furnished under this agreement, except when any one of the following applies- (A) The risk is covered by insurance or the Performer is otherwise reimbursed (to the extent of such insurance or reimbursement). (B) Loss of Government property that is the result of willful misconduct or lack of good faith on the part of the Performer’s managerial personnel. (C) The Agreements Officer has, in writing, revoked the Government’s assumption of risk for loss of Government property due to a determination that the Performer’s property management practices are inadequate, and/or present an undue risk to the Government, and the Performer failed to take timely corrective action. If the Performer can establish by clear and convincing evidence that the loss of Government property occurred while the Performer had adequate property management practices or the loss did not result from the Performer’s failure to maintain adequate property management practices, the Performer shall not be held liable. (2) The Performer shall take all reasonable actions necessary to protect the property from further loss. The Performer shall separate the damaged and undamaged property and place all the affected property in the best possible order. (3) The Performer shall do nothing to prejudice the Government’s rights to recover against third parties for any loss of Government property. (4) The Performer shall reimburse the Government for loss of Government property, to the extent that the Performer is financially liable for such loss, as directed by the Agreements Officer. Upon the request of the Agreements Officer, the Performer shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery. (h) Communication. All communications under this section shall be in writing.

Attachment A Technical Proposal [***]

Attachment B Line Item Structure and Associated Funding Information [***]

Attachment C Milestones and Payment Schedule [***]

Attachment D Certificate of Completion Template [This attachment has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to provide such information to the Commission upon request.]

Attachment E Intellectual Property & Patent Rights Terms SUPPLEMENTAL INTELLECTUAL PROPERTY & PATENT RIGHTS AGREEMENT NSTXL OTA CONTRACT #: N00164-19-9-0001 NSTXL PROJECT ORDER #: N00164-23-9-W028 Definitions: “Computer Software” as used in this Agreement means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated or recompiled. Computer software does not include computer data bases or computer software documentation. “Computer Software Documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provides instructions for using the software. “Consortium” means the National Security Technology Accelerator (hereinafter referred to as “NSTXL”). “Consortium Member” means the signatories to the NSTXL Principles of Engagement covering NSTXL managed Other Transaction Agreements who are in good standing as a member of the NSTXL consortia. “Data,” means recorded information, regardless of form or method of recording, which includes but is not limited to, technical data, computer software, computer software documentation, and mask works. The term does not include financial, administrative, cost, pricing or management information and does not include inventions. “Form, Fit and Function Data” means data that describes the required overall physical, functional and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items. “Government Purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose Data for commercial purposes or authorize others to do so. Within a specific, agreed-upon timeframe “Government Purpose Rights” (“GPR”) may evolve into “Unlimited Rights” (see Unlimited Rights as defined below). GPR means the rights to: (a) Use, modify, reproduce, release, perform, display, or disclose Data within the Government without restriction; and (b) Release or disclose Data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that Data for United States government purposes. “Intellectual Property” (“IP”) means any invention, discovery, trade secret, technology, scientific or technological development, computer software, or other form of expression that is in tangible form. Intellectual Property may be protected by patent, trademark, or copyright laws or it may be protected as a trade secret and/or marked with an IP legend ©, ®, TM, PATENT or License. “Invention,” as used in this Agreement, means any innovation or discovery that is or may be patentable or otherwise protectable under title 35 of the United States Code (U.S.C.).

“Limited Rights” means the rights to use, modify, reproduce, release, perform, display, or disclose Data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the Data outside the Government, use the Data for manufacture, or authorize the Data to be used by another party, except that the Government may reproduce, release, or disclose such Data or authorize the use or reproduction of the Data by persons outside the Government if- (i) The reproduction, release, disclosure, or use is- (A) Necessary for emergency repair and overhaul; or (B) A release or disclosure to- (1) A Covered Government Support Contractor in performance of its covered Government support contract for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receive Limited Rights Data; or (2) A foreign government, of Data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluation or informational purposes; (ii) The recipient of the Data is subject to a prohibition on the further reproduction, release, disclosure, or use of the Data; and (iii) The Consortium, prototype level performer, or sub-agreement holder asserting the restriction is notified of such reproduction, release, disclosure, or use. “Performer Agreement” means the agreement between NSTXL and a Performer, whose project proposal has been selected by the Government, in support of the Prototype Project. “Patent” is a property right granted by the US Government, which gives the holder the exclusive right to exclude others from the manufacture, use and sale of the subject invention in the United States for a defined period of time. As property, the patent may be sold or assigned, pledged, mortgaged, licensed, willed, or donated, and the subject of contracts and agreements. “Practical Application” as used in this Agreement, means to manufacture, in the case of a composition or product; to practice, in the case of a process or method; or to operate, in case of a machine or system; and, in each case, under such conditions as to establish that the invention, software, or related Data is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public or to the Government on reasonable terms. “Project Order” means the Government document(s) issued to NSTXL reflecting the Government’s decision to fund all or part of a selected proposal submitted in response to a Request for Solutions. The Project Order will identify the Prototype Project, the period of performance, the Statement of Work, Project Deliverable or Task Description Document, and the approved payment terms and conditions. The Project Order formalizes the scope of work and terms and conditions for performance by, and payment to, the Consortium Member as facilitated by NSTXL. “Prototype Project” in the context of meeting the Other Transaction Authority is as follows: a prototype project addresses a proof of concept, model, reverse engineering to address obsolescence, pilot, novel application of commercial technologies for defense purposes, agile development activity, creation, design, development, demonstration of technical or operational utility, or combinations of the foregoing. A process, including a business process, may be the subject of a prototype project. “Proprietary Information” means information and materials which are designated as proprietary in writing by the Consortium and/or Performer, whether by letter or by use of an appropriate stamp or legend, prior to or at the same time any such information or materials are disclosed to the Government. Notwithstanding the foregoing, materials and other information which are orally, visually, or electronically disclosed, or are disclosed in writing without an appropriate letter, stamp, or legend, shall constitute Proprietary Information if the Consortium, within thirty (30) calendar days after such disclosure, delivers to the Government a written document or documents describing the material or information and indicating that it is proprietary, provided that any disclosure of information by the Government prior to receipt of such notice shall not constitute a breach by the Government of its obligations to protect Proprietary Information. “Technical Data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to agreement administration, such as financial and/or management information. “Unlimited Rights,” means rights to use, modify, reproduce, perform, display, release, or disclose Data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so, for an unlimited time. “Unlimited Rights” may evolve from “GPR” after a specified, agreed-upon date, however, “Unlimited Rights” may also be directly conferred by agreement. ARTICLE I. RIGHTS IN DATA, INTELLECTUAL PROPERTY A. In the performance of the Prototype Project funded under the Project Order, the following level and allocation of rights provided to the Government, and asserted by the PERFORMER have been agreed-to as follows: Pending conclusion of conversations with Government Customer B. Unless otherwise specified in this Agreement, the Government shall have Government Purpose Rights (GPR) in Technical Data (as defined above), including but not limited to Computer Software, and Computer Software Documentation delivered under this Project Order, except as provided in paragraphs 1, 2, and 3 below. 1. The Government shall have Unlimited Rights in Data for the following: a. Form, Fit, and Function Data; b. Corrections or changes to Data furnished to the PERFORMER by the Government; c. Data otherwise publicly available or Data that has been released or disclosed by the PERFORMER without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the Data to another party or the sale or transfer of some or all of a business entity or its assets to another party; d. Studies, analyses, test data, or similar data produced for the Prototype Project, when the study, analysis, test, or similar work was specified as an element of performance, excluding the PERFORMER’s internal development milestones; e. Data necessary for operation, maintenance, installation, or training; f. Computer software documentation required to be delivered under the Prototype Project; g. Products developed solely at Government expense; h. Technical Data described within Section 2, “Restrictive Rights Applicability – Source of Developmental Funds”, five years after completion of the project from which such data were generated. 2. Restrictive Rights Applicability – Source of Developmental Funds. a. If the Government pays less than 50% of the development costs for a line replaceable unit or spare part, the Government shall receive limited or restrictive rights, unless otherwise negotiated within this Agreement. If the Government pays 50% or more of the development costs for a line replaceable unit or spare part, the Government shall receive Government Purpose Rights, unless otherwise negotiated within this Agreement. b. For the purpose of determining the source of developmental funds, the Government’s contribution towards development costs includes any funds paid by the Government directly under this Project Order or any funds paid by the Government under any other contracts or agreements related to the same solution proposed in support of the Prototype Project. For the purpose of determining the source of developmental funds, the PERFORMER’s contribution towards development costs does not include funds paid by the PERFORMER to develop Data if the Data was in the public domain prior to award. c. Identification and Assertion of Use, Release, or Disclosure Restrictions - Except for Technical Data, including computer software documentation, or computer software in which the Government has Unlimited Rights under paragraph (B.1) of this section, the Government shall have limited rights in all Technical Data and restricted rights in computer software generated under this Agreement during the period commencing with award and ending upon the date five (5) years after the final submission of the Certificate of Completion for which such data was generated. The PERFORMER (with their subcontractors or suppliers) making a data rights assertion shall list in a Rights Assertion Table (RAT): (1) Technical Data or computer software to be furnished with restrictions; (2) basis for assertion; (3) asserted rights category; (4) name of person(s) or entity(s) asserting restrictions. d. Sufficient information shall be presumed to be at least accounting records showing the source of developmental funding for each item, component, or process that is described in a Technical Data or item listed in the RAT. The identification and assertion requirements apply only to Technical Data, including computer software documentation, or computer software to be delivered with other than Unlimited Rights. Notification and identification are not required for restrictions based solely on copyright, trademark or commercial license. 3. Data or Computer Software that will be delivered, furnished, or otherwise provided to the Government under the performance of the Prototype Project and funded under the Project Order, in which the Government has previously obtained rights, shall be delivered, furnished, or provided with the pre-existing rights, unless the parties have agreed otherwise in an individual prototype project, or any restrictions on the Governments rights to use, modify, reproduce, display or disclose the data have expired or no longer apply. 4. The PERFORMER, their sub-Agreement holders and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose Data furnished to the Government other than those Unlimited Rights associated with Data. However, if the Government desires to obtain additional rights in Data in which it has other than Unlimited Rights, the PERFORMER agrees to promptly enter into negotiations with the Agreements Officer to determine whether there are acceptable terms for transferring such rights. All Data in which the PERFORMER has granted the Government additional rights shall be listed or described in a license agreement and added as a separate attachment to the Agreement or a part of an individual prototype project. The license shall enumerate the additional rights granted the Government in such Data and any terms of use, transferability, and rights. 5. Except for Data covered under paragraph six (6) below, and Data delivered with Unlimited Rights, Data to be delivered under this Agreement to the Government, and subject to restrictions on use, duplication or disclosure shall be marked with the following legend: Agreement No. National Security Technology Accelerator (NSTXL) Consortium Consortium Contact Information Prototype Project Expiration Date The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted. No restrictions apply after the expiration date shown above, if displayed. Any reproduction of these technical data or portions thereof marked with this legend must also reproduce this marking.

6. Pre-existing Data markings: If the terms of a prior contract or license permitted the PERFORMER to restrict the Government’s rights to use, modify, reproduce, release, perform, display, or disclose Technical Data deliverable under this Agreement, and those restrictions are still applicable, the PERFORMER may mark such Technical Data with the appropriate restrictive legend for which the Technical Data qualified under the prior contract or license unless the Government receives such Technical Data with less restrictions under this Agreement. 7. The Government shall have unlimited rights in all unmarked Technical Data. In the event that the PERFORMER learns of a release to the Government of its unmarked Technical Data that should have contained a restricted legend, the PERFORMER will have the opportunity to cure such omission going forward by providing written notice to the Agreements Officer within one year of the erroneous release. 8. Disclaimer of Liability: Notwithstanding the above, the Government shall not be restricted in, nor incur any liability for, the disclosure and use of: Technical Data not identified with a suitable notice or legend as set forth in this Section; nor, information contained in any Technical Data for which disclosure and use is restricted under the security requirements of this Agreement, if such information is or becomes generally known without breach of the above, is properly known to the Government or is generated by the Government independent of carrying out responsibilities under this Agreement, is rightfully received from a third party without restriction, or is included in Technical Data which the PERFORMER is required to furnish to the Government without restriction on disclosure and use. 9. Validation of Restrictive Markings on Technical Data a. Title 10 U.S. C. § 2321- Validation of proprietary data restriction is incorporated into this Agreement by reference, with all mention of the Government, or Department of Defense to mean the Government; Contractor understood to mean the PERFORMER; and all mention of Contracting Officer understood to mean Agreements Officer. b. Unjustified Data markings: The rights and obligations of the parties regarding the validation of restrictive markings on Technical Data furnished or to be furnished under this Agreement are contained in the Validation of Restrictive Markings on Technical Data section of this Agreement. Notwithstanding any provision of this Agreement concerning Inspection and Acceptance, the Government may ignore or, at the PERFORMER’s expense, correct or strike a marking if, in accordance with the procedures in this Agreement, a restrictive marking is determined to be unjustified. c. A nonconforming marking is a marking placed on Technical Data delivered or otherwise furnished to the Government under this Agreement that is not in the format authorized by this Agreement. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings section of this agreement. However, if the Agreements Officer notifies the PERFORMER of a nonconforming marking and the PERFORMER fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the PERFORMER’s expense, remove or correct any nonconforming marking. Such nonconformance would be subject to the Inspection and Acceptance terms for deliverables. 10. Throughout performance of this agreement, the PERFORMER or its suppliers that will deliver Data with other than Unlimited Rights, shall- (1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this Agreement; and, (2) Maintain records sufficient to justify the validity of any restrictive markings on Data delivered under this Agreement. 11. The PERFORMER reserves the right to protect by copyright original works developed under the Prototype Project. All such copyrights will be in the name of the PERFORMER. The PERFORMER hereby grants to the

U.S. Government a non-exclusive, non-transferable, royalty-free, fully paid-up license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, for Governmental purposes, any copyrighted materials developed under the Prototype Project executed under the Performer Agreement and funded by the Project Order, and to authorize others to do so, subject to the limitations on disclosure contained in the Performer Agreement. 12. In the event Data is exchanged with a notice indicating that the Data is protected under copyright as a published, copyrighted work and it is also indicated on any submission that such Data existed prior to, or was produced outside of this Agreement, the party receiving the Data and others acting on its behalf may reproduce, distribute, and prepare derivative works for the sole purpose of carrying out that party's responsibilities under this Agreement and the Prototype Project executed under the Performer Agreement with the written permission of the copyright holder. 13. The PERFORMER shall not, without the written approval of the Agreements Officer, incorporate any copyrighted data in the Data to be delivered under this Agreement unless the PERFORMER is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable Data, and has affixed a statement regarding the license or licenses obtained to the Data transmittal document. 14. Copyrighted Data that existed or was produced outside of this Agreement and is unpublished - having only been provided under licensing agreement with restrictions on its use and disclosure - and is provided under this Agreement shall be marked as unpublished copyright in addition to the appropriate license rights legend restricting its use, and treated in accordance with such license rights legend markings restricting its use. 15. The PERFORMER is responsible for affixing appropriate markings indicating the rights of the Government on all Data delivered under the Prototype Project. 16. The Government agrees not to remove any copyright notices placed on Data and to include such notices on all reproductions of the Data. 17. In addition to Data specified in this Agreement and in any Prototype Project executed under the Project Order to be delivered hereunder, the Government may, at any time during the performance of the Prototype Project or within a period of three (3) years after acceptance of all items (other than Data) to be delivered under the Performer Agreement, or the termination of the Performer Agreement, order any Data generated under the Performer Agreement or any sub-Agreement hereunder, except for Data related to the PERFORMER’s internal development milestones (as defined in the Statement of Work or Task Description Document). When the Data is ordered, the PERFORMER shall be compensated by the Government for converting the Data into the prescribed form, for reproduction and delivery. The obligation to deliver the Data of a sub-Agreement holder and pertaining to an item obtained from the subcontractor shall expire three (3) years after the date the PERFORMER accepts the last delivery of that item from that sub-Agreement holder under this Agreement. 18. The Government shall retain its rights in the unchanged portions of any Computer Software or Computer Software Documentation delivered under the Prototype Project that the Consortium uses to prepare, or includes in, derivative Computer Software or Computer Software Documentation. 19. The PERFORMER shall include this clause, suitably modified to identify the parties, in all sub-agreements or lower tier agreements, regardless of tier, for developmental prototype work. 20. The obligations of the Government and the PERFORMER under this Article shall survive after the expiration or termination of the Performer Agreement.

21. For purposes of determining the Government's rights in Technical Data and Computer Software developed under this Agreement, the Parties agree that developmental costs funded at Government expense under this Agreement shall be considered development at Government expense for purposes of any follow on or future acquisition contracts, including FAR and DFARS based contracts, notwithstanding the definition of "contract" in any such FAR based contract that is used in relation to determination of the Government's data rights. C. Right to Develop Independently Nothing in this Agreement will impair any Party’s right to independently acquire, license, develop or have developed, utilize or otherwise exploit information and technology with the same or similar uses or functions as the information or technology that is the subject of the Agreement or any Prototype Project issued pursuant to the Performer Agreement. ARTICLE II. PATENTS The PERFORMER agrees to be bound by the following rights and responsibilities with respect to any Subject Invention (i.e. any Invention made in the performance of the Statement of Work or TDD) or Prototype which is the principal objective of the Prototype Project executed under the Performer Agreement. A. Allocation of principal rights 1. The PERFORMER shall retain ownership throughout the world to each Subject Invention consistent with the provisions of this section and 35 U.S.C. § 202, provided the PERFORMER has timely pursued a patent application and maintained any awarded patent and has not notified the Government (in accordance with subclause (B) below -- Invention Disclosure, Election of Title, and Filing of Patent Application) that the PERFORMER does not intend to retain title. 2. The PERFORMER shall retain ownership throughout the world to background inventions. Any invention related to, conceived of, or first reduced to practice in support of a PERFORMER’s internal development milestone shall be a background invention of the PERFORMER and shall not be classified as a Subject Invention, provided that an invention conceived of in support of an internal development milestone that is first reduced to practice under the Project Order in support of other than internal development milestones shall be considered a Subject Invention. 3. The Government is granted a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the Subject Invention throughout the world. B. Invention Disclosure, Election of Title, and Filing of Patent Application 1. If the PERFORMER -- acting on behalf of its company, institution, personnel, subcontractors and/or agents - - elects to retain title to a Subject Invention, the PERFORMER shall disclose each Subject Invention to the Agreements Officer on a DD Form 882 within eight (8) months of actual or constructive knowledge of a Subject Invention being completed or upon the Subject Invention being disclosed to the PERFORMER’s personnel responsible for patent matters, whichever is first in time. 2. If the PERFORMER determines that it does not intend to retain title to any Subject Invention, the PERFORMER shall notify the Agreements Officer, in writing, within eight (8) months of actual or constructive knowledge of a Subject Invention being completed or upon the disclosure of the Subject Invention to the PERFORMER’s personnel responsible for patent matters, whichever is first in time. However, in any case where publication, sale, or public use has initiated the one (1) year statutory period wherein valid patent prosecution can still be obtained in the United States, the period for such notice is shortened to at least sixty (6) calendar days prior to the end of the statutory period. C. Upon the Agreements Officer’s written request, the PERFORMER shall convey title to any Subject Invention to the Government under any of the following conditions: 1. If the PERFORMER fails to disclose or elects not to retain title to the Subject Invention within the times specified in this Article; provided, that the Government may only request title within sixty (60) calendar days after learning of the failure of the PERFORMER to disclose or elect within the specified times. 2. In those countries in which the PERFORMER fails to file patent applications within the times specified within this Article; provided, that if the PERFORMER has filed a patent application in a country after the times specified in this Article, but prior to its receipt of the written request by the Government, the PERFORMER shall continue to retain title in that country; or; 3. In any country in which the PERFORMER decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceedings on, a patent on a Subject Invention. D. Minimum Rights to the PERFORMER and protection of the PERFORMER’s right to file. 1. The PERFORMER shall retain a nonexclusive, royalty-free license throughout the world in each Subject Invention to which the Government obtains title, except if the PERFORMER fails to disclose the Subject Invention within the times specified within this Article. The PERFORMER’s license extends to the U.S. (including Canada) subsidiaries and affiliates, if any, within the corporate structure of which the PERFORMER is a party and includes the right to grant licenses of the same scope to the extent that the PERFORMER was legally obligated to do so at the time the Prototype Project was awarded. The license is transferable only with the approval of the Government, except when transferred to a successor of that part of the business to which the Subject Invention pertains. The Government's approval for license transfer shall not be unreasonably withheld. 2. The PERFORMER’s license, as immediately described above in (D)(1), may be revoked or modified by the Government to the extent necessary to achieve expeditious practical application of the Subject Invention pursuant to an application for an exclusive license submitted consistent with appropriate provisions at 37 C.F.R. Part 404. However, the license shall not be revoked in that field of use or the geographical areas in which the PERFORMER has achieved practical application and continues to make the benefits of the Subject Invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the Government to the extent the PERFORMER, its licensees, or its subsidiaries or affiliates have failed to achieve practical application in that foreign country. 3. Before revocation or modification of the license, the Agreements Officer shall furnish the PERFORMER a written notice of its intention to revoke or modify the license, and the PERFORMER shall be allowed thirty (30) calendar days (or such other time as may be authorized for good cause shown) after the notice to show cause why the license should not be revoked or modified. 4. Action to protect the Government’s interest a. The PERFORMER agrees to execute or to have executed and promptly deliver to the Agreements Officer all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those Subject Inventions to which the PERFORMER elects to retain title, and (ii) convey title to the Government when requested under and in accordance with this Article to enable the Government to obtain patent protection throughout the world in that Subject Invention.

b. The PERFORMER agrees to require, by written agreement, its employees, other than clerical and non- technical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the PERFORMER each Subject Invention made under the Prototype Project in order that the PERFORMER can comply with the disclosure provisions of this Article. The PERFORMER shall instruct employees, through employee agreements or other suitable educational programs, on the importance of reporting Subject Inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars. c. The PERFORMER shall notify the Agreements Officer of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceedings on a patent, in any country, not less than thirty (30) calendar days before the expiration of the response period required by the relevant patent office. d. The PERFORMER shall include, within the specification of any United States patent application and any patent issuing thereon covering a Subject Invention, the following statement: "This Invention was made with Government support under Agreement No. N00164-19-9-0001, awarded by NSWC Crane Division. The Government has certain rights in the Invention." 5. The PERFORMER agrees that, with respect to any Subject Invention in which it has retained title, the Government has the right to require the PERFORMER, a prototype inventor, an assignee, or exclusive licensee of a Subject Invention to grant a non-exclusive license to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the PERFORMER, a prototype inventor, an assignee, or exclusive licensee refuses such a request, the Government has the right to grant such a license itself if the Agreements Officer determines that: (1) Such action is necessary because the PERFORMER, a prototype inventor, an assignee, or a licensee has not taken effective steps, consistent with the intent of this Agreement, to achieve practical application of the Subject Invention; or (2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the PERFORMER, prototype inventor, an assignee, or their licensees; or (3) Such action is necessary to meet requirements for public use and such requirements are not reasonably satisfied by the PERFORMER, a prototype inventor, an assignee, or licensees. 6. The Government authorizes and consents to all use and manufacture of any invention described in and covered by a United States patent in the performance of the Prototype Project. 7. The PERFORMER shall report to the Agreements Officer, promptly and in reasonable written detail, each notice or claim of patent or copyright infringement based on or under the performance of the Prototype Project of which the PERFORMER has knowledge. In the event of any claim or suit against the Government on account of any alleged patent or copyright infringement arising out of the performance of the Prototype Project, or out of the use of any supplies furnished or work or services performed under the Prototype Project, the PERFORMER shall furnish to the Government, when requested by the Agreements Officer, all evidence and information in the PERFORMER’s possession pertaining to such claim or suit. Such evidence and information shall be furnished at the expense of the Government except where the PERFORMER has agreed to indemnify the Government. a. The PERFORMER shall include this clause (D)(7) suitably modified, to identify the Parties in all sub- agreements or lower tier agreements, regardless of tier, for experimental, developmental, or research work. b. The obligations of the Government and the PERFORMER under this Article shall survive after the expiration or termination of the Performer Agreement.

Attachment F Supplemental Terms & Conditions • Government Furnished Equipment o As reported in the Full Technical Proposal, Transphorm requests the transfer of Government Furnished Equipment (GFE) and Government Furnished Property (GFP) from the ONR contract N6833519C0107. Requested GFE and GFP is listed in Attachment I. o Transphorm is accommodating GFE in Transphorm facility space. To ensure maintenance of GFE’s good conditions, avoid idle states and loss of opportunity cost, Transphorm requests the permission to use GFE for the manufacturing and characterization of GaN Epiwafers (of any polarity, on any substrate) for projects other than ECLIPSE, including other USG Projects and Commercial Projects with Selected Partners. Transphorm will treat processes and deliverables associated with ECLIPSE as subject to EAR Export Control Regulations and will inform the USG of each project other than ECLIPSE. Within the ECLIPSE period of performance, Transphorm will prioritize the use of GFE towards ECLIPSE-related milestones. o The completion of each quarterly Payable Milestone is contingent upon the timely quarterly reception of Government Furnished Property ([***] substrates [***] from ECLIPSE Task A Performer). The quantity of requested GFP [***] substrates from ECLIPSE Task A Performer is reported in Attachment I. Upon the 10th calendar day of each quarter, if Transphorm has not received sufficient GFP [***] substrates, it will proceed with the manufacturing of Epiwafers towards Payable Milestone to fulfil the Certificate of Completion, in the following order, using (1) any remaining GFP [***] substrates first, (2) other alternative [***] commercial substrates second, and (3) other alternative [***] substrates [***] third. In such case, anticipated yield and performance of Epiwafers are not guaranteed. Also in such case, written approval to proceed with (2) or (3) must requested from the Agreements Officer. • Payable Milestones. The "Gross quantity" reported in Payable Milestone Schedule is defined as the quantity of manufactured (“Epiwafers”) before yield loss. After yield loss, usable Epiwafers will be shipped to Task C performers and non-usable Epiwafers will be delivered in place (Transphorm storage facility) as directed by the USG. • Permitted Uses; No Resale. The Recipient(s) agree that it is receiving the Epiwafer(s) for internal use and evaluation only in Recipient’s product development laboratory. Recipient(s) will not disclose, sell, resell, transfer, provide or otherwise deliver Epiwafers(s) to any third party other than USG or ECLIPSE Task A and Task C Performers. The Recipient(s) agree that the Epiwafer(s) provided hereunder and all intellectual property rights in and to the Epiwafer(s) are owned by Transphorm or its suppliers, and that the Epiwafer(s) will be strictly safeguarded against disclosure or use by persons not authorized by Transphorm to use the Epiwafer(s). • Restrictions. Recipient(s) agree that it will not modify, translate, reverse engineer, decompile, disassemble or otherwise attempt (a) to discover the structure or composition of the Epiwafer(s), or (b) to derive the source code or the underlying ideas, algorithms, structure or organization from any such Epiwafer(s). In the event that Transphorm is unwilling or unable to perform its obligations under this contract, and further such a situation is not resolved in 90 days after good faith discussions with the USG, the foregoing shall not apply. • Confidentiality. Recipient(s) agree that neither it nor any of its employees will use (except as expressly permitted herein) or disclose to any third party other than USG and ECLIPSE Task A and Task C Performers (a) any information regarding the content, purpose, design, function, performance, reliability or stability of the Epiwafer(s), or (b) any know-how, technical data, techniques, processes, ideas, algorithms, software design and architecture, or other information, including, but not limited to, that which relates to Transphorm’s research, product plans, products, services, customers, markets, developments, inventions, processes, marketing or finances (collectively, “Confidential Information”). Recipient(s) agree to require every employee who will have access to, use of, or knowledge of the Epiwafer(s) to execute (in advance of and as a condition to such access, use of knowledge) a confidentiality agreement including terms substantially similar to those contained in this Section. Recipient(s) agree that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which measures shall include the highest degree of care that Recipient(s) utilizes to protect its own Confidential Information of a similar nature. Recipient(s) agrees to notify Transphorm in writing of any misuse or misappropriation of Confidential Information which may come to Recipient’s attention. • Feedback. Upon the reasonable request of Transphorm from time to time, Recipient(s) shall provide to Transphorm, information reasonably requested by Transphorm with respect to Recipient’s use and experience with the Epiwafer(s), including any issues or suggestions therefor (“Feedback”). As between the parties, such Feedback shall belong solely to Transphorm and USG and shall be deemed Confidential Information of Transphorm herein, and Transphorm shall be free to use and exploit such Feedback.